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                                                                    EXHIBIT 10.4

                                 AMENDMENT NO 1
                                       TO
                             UNITED COMMUNITY BANKS
                           DEFERRED COMPENSATION PLAN

     THIS AMENDMENT made as of this 13th day of May, 2005 by UNITED COMMUNITY BANKS, INC. (the "Company");

                               W I T N E S S E T H

     WHEREAS, the Company established the United Community Banks, Inc. Deferred Compensation Plan (the "Plan"), effective as of October 21, 2004, for purposes of providing directors and a select group of management with additional retirement benefits; and

     WHEREAS, the Company now desires to amend the Plan to permit additional individuals to participate and to make deferrals, and to confirm that common stock of the Company can be an Investment Option under the Plan;

     NOW, THEREFORE, the Company hereby amends the Plan as follows:

                                       1.

     Article I is hereby amended by adding the following new Section 1.13A:

     "1.13.A. "Company Stock" means the common stock, par value $1.00 per share, of the Company."

                                       2.

     Section 1.16 is hereby amended by deleting the present section in its entirety and substituting the following in lieu thereof:

     "1.16. "Director" means a member of the Board of Directors of the Company or the Board of Directors of any Affiliate or an Advisory Director of the Company or any Affiliate, other than any affiliate designated by the Board of Directors of the Company as not eligible to participate in the Plan."

                                       3.

     Section 1.17 is hereby amended by adding the word ", advisory" after the word "retainer" in the first line of the present section.

                                       4.

     Section 1.26 is hereby amended by adding the following to the end of the present section:

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     "The Committee may establish an Investment Option under which the
Participant may direct that amounts credited to the Participant's Account are deemed to be invested in Company Stock, provided, that the Committee may limit the group or class of Participants that may elect to have their Accounts deemed to be invested in Company Stock, and may require that any amounts that are deemed to be invested in Company Stock must remain invested in Company Stock."

                                       5.

     Section 2.2 is hereby amended by adding the following paragraph after the second paragraph of the present section:

     "The Committee may provide that an Eligible Employee may elect to defer any special payments ("Special Payments"), such as a sign-on bonus, change in control payment or similar payments, the Eligible Employee is entitled to receive. In such event, the Committee shall provide a separate deferral election and distribution election with respect to any deferrals of Special Payments. Deferrals of Special Payments shall be credited to a subaccount within the Eligible Employee's Deferral Account. Deferrals of Special Payments shall not be eligible for any 401(k) Matching Contributions."

                                       6.

     Section 7.1 is hereby amended by adding the following new subsection (h):

     "(h) Form of Payment. All payments from the Plan shall be made in cash, provided that the Committee may require that amounts deemed to be invested in Company Stock shall be paid in shares of Company Stock."

                                       7.

     This Amendment shall be effective as of the date hereof. Except as hereby modified, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company has executed this Amendment No. 1 as of the date first written above.

                                         UNITED COMMUNITY BANKS, INC.


                                         By:       /s/ Jimmy C. Tallent
                                             -----------------------------------

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